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                          FORM OF RESTRICTED STOCK AGREEMENT


    The individuals listed below received awards of restricted stock for the indicated number of shares of Common Stock pursuant to Restricted Stock Agreements dated as of the dates indicated, in the form attached, which were awarded under the Company's 1995 Stock Option and Restricted Stock Plan.


Participant                  Number of Shares
-----------                  Subject to Option             Date of Award
                             -----------------             -------------

C.O. Beshears                8,500                         2/7/97


William P. Brick             6,250                         5/22/96



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                              RESTRICTED STOCK AGREEMENT
                                  (               )


    This Restricted Stock Agreement (the "Agreement"), is dated as of _____________, 199__ by and between Suiza Foods Corporation, a Delaware corporation (the "Company"), and ________________________ (the "Participant").

    WHEREAS, the Company has adopted the Suiza Foods Corporation 1995 Stock Option and Restricted Stock Plan (the "Plan") to enable employees of the Company and its subsidiaries to acquire shares or options to purchase shares of the Company's common stock, $0.01 par value per share (the "Common Stock"), in accordance with the provisions of the Plan; and

    WHEREAS, the committee responsible for administering the Plan (the "Committee") has selected Participant to participate in the Plan and granted Participant the right to receive shares of Common Stock in accordance with the terms and conditions of the Plan and this Agreement;

    NOW, THEREFORE, in consideration of the foregoing and of the mutual promises and other terms and conditions set forth in this Agreement, the Company and the Participant agree as follows:

    1. DEFINITIONS. As used in this Agreement, the following term has the meaning specified:

         "RESTRICTED STOCK" means the Common Stock issued to the Participant pursuant to this Agreement, together with any successor security issued or distributed by the Company or any successor entity, whether by way of merger, consolidation, share exchange, reorganization, liquidation, recapitalization, dividend or otherwise.

    2. GRANT OF RESTRICTED STOCK; VESTING. Subject to the terms, conditions, and restrictions set forth in this Agreement, the Company hereby grants, issues and delivers to Participant, and Participant hereby accepts from the Company (at no cost to the Participant), ___________ shares of Common Stock. Such shares will vest immediately in full. Participant will have voting rights and rights to receive dividends (to the extent declared by the Company) with respect to all Restricted Stock owned by Participant from time to time.

    3. RESTRICTIONS ON TRANSFER. The Participant may not sell, pledge or otherwise transfer shares of Restricted Stock other than (i) with the prior written consent of the Company, (ii) by will or the laws of descent and distribution, (iii) pursuant to an effective registration statement filed under the Securities Act of 1933, as amended (the "Act"), or (iv) pursuant to an exemption from the registration requirements of the Act. The Company is not obligated to recognize any purported sale or other transfer of Restricted Stock in violation of this SECTION 3 and may treat any such purported sale or transfer as null, void and of no effect. The Participant hereby agrees with the Company that each certificate representing Restricted Stock will bear substantially the following legend (in addition to any legends required under the Stockholders Agreement):


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    THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN
    RESTRICTIONS ON TRANSFER AND OTHER PROVISIONS SET FORTH IN AN RESTRICTED STOCK AGREEMENT BETWEEN SUIZA FOODS CORPORATION (THE "COMPANY") AND THE ORIGINAL HOLDER HEREOF, A COPY OF WHICH MAY BE INSPECTED AT THE COMPANY'S PRINCIPAL OFFICE.

    4. COMPLIANCE WITH SECURITIES LAWS. The Restricted Stock may not be sold, pledged or otherwise transferred in the absence of an effective registration statement pertaining thereto under the Securities Act of 1933, as amended, and all applicable regulations promulgated thereunder, and under any applicable state securities laws and all applicable regulations promulgated thereunder, or an exemption from the registration requirements thereof.

    5. COMPLIANCE WITH PLAN. Participant acknowledges that this Agreement is entered into, and the Restricted Stock is issued, pursuant to the Plan and that the provisions of the Plan are applicable to the Restricted Stock. The Participant agrees to comply with the provisions of the Plan, as it may be amended from time to time, to the extent that such provisions are not inconsistent with the provisions of this Agreement.

    6.   MISCELLANEOUS.

         (a) BINDING EFFECT. This Agreement will be binding on and will inure to the benefit of the respective successors, assigns and personal representatives of the parties hereto. Following the death of the Participant, the provisions hereof applicable to the Participant will apply equally to the Participant's estate and personal representative.

         (b) SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any applicable law, then provision will be deemed to be modified to the extent necessary to render it legal, valid and enforceable, and if no such modification will render it legal, valid and enforceable, then this Agreement will be construed as if not containing the provision held to be invalid, and the rights and obligations of the parties will be construed and enforced accordingly.

         (c) ENTIRE AGREEMENT. This Agreement and the Plan embody the complete agreement of the parties with respect to the subject matter hereof and supersede any prior written, or prior or contemporaneous oral, understandings or agreements between the parties that may have related in any way to the subject matter hereof. Except as set forth in the Plan, this Agreement may be amended only in writing executed by the Company and the Participant.

         (d) NOTICE. Any notice required or permitted under this Agreement must be in writing and will be deemed to have been given when delivered personally, by telecopy or by overnight courier service or three days after being sent by mail, postage prepaid, to (a) if to the Company, to the Company's principal place of business, or (b) if to the Participant, to his place of employment by the Company or to his latest address then contained in the Company's records (or to such changed address as such person may subsequently give notice of in accordance herewith).


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         (e)  COUNTERPARTS.  This Agreement may be executed in one or more counterparts for the convenience of the parties hereto, all of which together will constitute one and the same instrument.

         (f) GOVERNING LAW. This Agreement will be governed by and construed and interpreted in accordance with the substantive laws of the State of Delaware, without giving effect to any conflicts of law rule or principle that might require the application of the laws of another jurisdiction.

    IN WITNESS WHEREOF, the Company and the Participant have executed and delivered this Agreement as of the date first above written.


                                            SUIZA FOODS CORPORATION


                                            By:
                                                -------------------------------
                                                 Gregg L. Engles
                                                 Chairman of the Board


                                            PARTICIPANT:


                                            -----------------------------------
                                            Name:

                                            Address:
                                                    ---------------------------
                                            -----------------------------------
                                            -----------------------------------
                                            Fax:
                                                -------------------------------


                                            PARTICIPANT'S SPOUSE:


                                            -----------------------------------
                                            Name:
                                                 ------------------------------